                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1998, (98-5), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 1998 to September 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of September, 1998.

                                        GREEN TREE FINANCIAL CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ----------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Sep-1998

                                                            CUSIP NO. 393505-H70
                                                       TRUST ACCOUNT  #3336677-0
                                                        REMITTANCE DATE 10/01/98


                                                                                      Total $        Per $1,000
                                                                                      Amount          Original
                                                                                  --------------    ------------
A.  (1a) Amount available( including Monthly Servicing Fee)                         9,755,180.98
                                                                                  --------------

     (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                     0.00
                                                                                  --------------

     (c) Amount Available after giving effect to withdrawal of Class M-1
         Interest Deficiency Amount and Class B-1 Interest Deficiency Amount for
         prior Remittance Date                                                      9,755,180.98
                                                                                  --------------

2.  Interest
    a. Class A-1 Remittance Rate (6.54%)                                                    6.54%
                                                                                  --------------
    b. Class A-1 Interest                                                           1,608,708.81      5.34105190
                                                                                  --------------    ------------

     (3) Amount applied to:
         a. Unpaid Class A-1 Interest Shortfall                                             0.00               0
                                                                                  --------------    ------------

     (4) Remaining:
         a. Unpaid Class A-1 Interest Shortfall                                             0.00               0
                                                                                  --------------    ------------

B.  Principal
     (5) Formula Principal Distribution  Amount                                     7,212,785.37             N/A
                                                                                  --------------    ------------
         a. Scheduled Principal                                                       176,378.51             N/A
                                                                                  --------------    ------------
         b. Principal Prepayments                                                   2,549,164.17             N/A
                                                                                  --------------    ------------
         c. Liquidated Contracts                                                            0.00             N/A
                                                                                  --------------    ------------
         d. Repurchases                                                             4,752,851.81             N/A
                                                                                  --------------    ------------
         e. Current Month Advanced Principal                                          528,179.76             N/A
                                                                                  --------------    ------------
         f. Prior Month Advanced Principal                                           (793,788.88)            N/A
                                                                                  --------------    ------------

     (6) Pool Scheduled Principal Balance                                         343,741,496.72
                                                                                  --------------

     (7) Adjusted Pool Principal Balance                                          343,213,316.96    962.87287990
                                                                                  --------------    ------------
     (8) Pool Factor                                                                  0.96287288
                                                                                  --------------

    (10) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                           0.00
                                                                                  --------------

    (11) Class A-1 Percentage for such Remittance Date                                     91.35%
                                                                                  --------------

    (12) Class A-1 Percentage for the following  Remittance Date                           91.17%
                                                                                  --------------

    (13) Class A-1 Principal distribution                                           7,212,785.37     23.94706909
                                                                                  --------------    ------------

    (14) Class A-1 Principal Balance                                              287,963,142.96
                                                                                  --------------
   (14a) Class A-1 Pool Factor                                                        0.92832343    956.06245401
                                                                                  --------------    ------------
    (15) Unpaid Class A-1 Principal Shortfall
         (if any)following current Remittance Date                                          0.00
                                                                                  --------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (16) 31-59 days                                                                 1,944,004.03              44
                                                                                  --------------    ------------
    (17) 60 days or more                                                              292,049.49               4
                                                                                  --------------    ------------
    (18) Current Month Repossessions                                                  128,798.09               4
                                                                                  --------------    ------------
    (19) Repossession Inventory                                                       128,798.09               4
                                                                                  --------------    ------------
    (20) Weighted Average Contract Rate                                                  9.09649
                                                                                  --------------

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Sep-1998
                                     PAGE 2

                                                            CUSIP NO. 393505-H70
                                                       TRUST ACCOUNT  #3336677-0
                                                        REMITTANCE DATE 10/01/98

CLASS M-1 DISTRIBUTION TEST AND CLASS B DISTRIBUTION TEST
(APPLICABLE ON AND AFTER THE REMITTANCE DATE OCCURRING IN JANUARY 2002)

(21) Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date             0.12%
                                                                             ------

     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 3.5%)                                                  0.05%
                                                                             ------

(22) AverageThirty - Day Delinquency Ratio  Test

     (a) Thirty - Day Delinquency Ratio for current Remittance Date            0.69%
                                                                             ------

     (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         to be satisfied may not exceed 5.5%)                                  0.27%
                                                                             ------

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; to be satisfied may not exceed 5.5% from January 1, 2002 to
         December 31, 2002,  6.5%  from January 1, 2003 to December 31,
         2003, 8.5% from January 1, 2004 to December 31, 2004 and 9.5%
         thereafter)                                                           0.00%
                                                                             ------
(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                   0.00
                                                                             ------

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
         Remittance and for current Remittance Date;
         to be satisfied, may not exceed 2.25%)                                0.00%
                                                                             ------

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B Principal
         Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
         Date (must equal or exceed 22.5%)                                    15.77%
                                                                             ------

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current
         Remittance Date) as of such Remittance date greater than
         $17,000,000.00                                                        0.00
                                                                             ------

     (b) Class B Principal Balance (before any distributions on current
         Remittance Date) divided by pool Scheduled Principal Balance
         as of preceding Remittance Date is equal to or greater than 11.25%.   8.65%
                                                                             ------

                       GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                             CLASS A-1 CERTIFICATES
                                 MONTHLY REPORT
                                    Sep-1998
                                     PAGE 3

                                                            CUSIP NO. 393505-H70
                                                       TRUST ACCOUNT  #3336677-0
                                                        REMITTANCE DATE 10/01/98

                                                                        Total $         Per $1,000
                                                                        Amount          Original
                                                                     -------------    -------------

CLASS M-1 CERTIFICATES
----------------------
(27) Amount available( including Monthly Servicing Fee)                 933,686.80
                                                                     -------------

A.   Interest
     (28)  Aggregate  interest

           (a) Class M-1 Remittance Rate 6.71%, unless
           Weighted Average Contract Rate is below 6.71%)                     6.71%
                                                                     -------------

           (b) Class M-1 Interest                                       139,512.08       5.59166653
                                                                     -------------    -------------

     (29)  Amount applied to Class M-1 Interest Deficiency Amount             0.00
                                                                     -------------

     (30)  Remaining unpaid Class M-1 Interest Deficiency Amount              0.00
                                                                     -------------


     (31)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                             0.00                0
                                                                     -------------    -------------

     (32)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                             0.00                0
                                                                     -------------    -------------

B.   Principal
     (33)  Formula Principal Distribution  Amount                             0.00              N/A
                                                                     -------------    -------------
           a. Scheduled Principal                                             0.00              N/A
                                                                     -------------    -------------
           b. Principal Prepayments                                           0.00              N/A
                                                                     -------------    -------------
           c. Liquidated Contracts                                            0.00              N/A
                                                                     -------------    -------------
           d. Repurchases                                                     0.00              N/A
                                                                     -------------    -------------

     (34)  Class M-1 Principal Balance                               24,950,000.00    1000.00000000
                                                                     -------------    -------------

    (35a)  Class M-1 Pool Factor                                        1.00000000
                                                                     -------------

     (36)  Class M-1 Percentage for such Remittance Date                      0.00%
                                                                     -------------


     (37)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                             0.00       0.00000000
                                                                     -------------    -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                        0.00
                                                                     -------------

     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                         0.00
                                                                     -------------

     (39)  Class M-1 Percentage for the following Remittance Date             0.00%
                                                                     -------------


PLEASE CONTACT FIRST TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.18% 7.99%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Sep-1998


                                                      CUSIP NO. # 393505-H88 J29
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 10/01/98
CLASS BI CERTIFICATES
--------------------------------------

                                                                      Total $      Per $1,000
                                                                      Amount        Original
                                                                  -------------    ----------

(1)   Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                       794,174.72
                                                                  -------------

(2)   Class B-1 Remittance Rate  (7.18%
      unless Weighted Average Contract Rate
      is below 7.18%)                                                      7.18%
                                                                  -------------

(3)   Aggregate Class B1 Interest                                     95,972.67    5.98333354
                                                                  -------------    ----------

(4)   Amount applied to Unpaid
      Class B1 Interest Shortfall                                          0.00          0.00
                                                                  -------------    ----------

(5)   Remaining Unpaid Class B1
      Interest Shortfall                                                   0.00          0.00
                                                                  -------------    ----------

(6)   Amount applied to Class B-1
      Interest Deficiency Amount                                           0.00
                                                                  -------------

(7)   Remaining Unpaid Class B-1
      Interest Deficiency Amount                                           0.00
                                                                  -------------

(8)   Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                             0.00
                                                                  -------------

(8a)  Class B Percentage for such Remittance Date                          0.00
                                                                  -------------

(9)   Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                 0.00    0.00000000
                                                                  -------------    ----------

(10a) Class B1 Principal Shortfall                                         0.00
                                                                  -------------

(10b) Unpaid Class B1 Principal Shortfall                                  0.00
                                                                  -------------

(11)  Class B Principal Balance                                   30,300,174.00
                                                                  -------------

(12)  Class B1 Principal Balance                                  16,040,000.00
                                                                  -------------
(12a) Class B1 Pool Factor                                           1.00000000
                                                                  -------------






PLEASE CONTACT FIRST TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.18% 7.99%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                    Sep-1998
                                     PAGE 2


                                                      CUSIP NO. # 393505-H88 J29
                                                        TRUST ACCOUNT #3336677-0
                                                        REMITTANCE DATE 10/01/98


                                                                                 Total $     Per $1,000
CLASS B2 CERTIFICATES                                                            Amount       Original
--------------------------------------                                       -------------   ----------

      (13) Remaining Amount Available                                           698,202.05
                                                                             -------------

      (14) Class B-2 Remittance Rate ( 7.99%
           unless Weighted Average Contract
           Rate is less than 7.99%)                                                   7.99%
                                                                             -------------

      (15) Aggregate Class B2 Interest                                           94,948.99   6.65833320
                                                                             -------------   ----------

      (16) Amount applied to Unpaid
           Class B2 Interest Shortfall                                                0.00         0.00
                                                                             -------------   ----------

      (17) Remaining Unpaid Class B2
           Interest Shortfall                                                         0.00         0.00
                                                                             -------------   ----------

      (18) Unpaid Class B2 Principal Shortfall
           (if any) following prior Remittance Date                                   0.00
                                                                             -------------

      (19) Class B2 Principal Liquidation Loss Amount                                 0.00
                                                                             -------------

      (20) Class B2 Principal (zero until class B1 paid down: thereafter,
           Class B Percentage of formula Principal Distribution Amount)               0.00   0.00000000
                                                                             -------------   ----------

      (21) Guarantee Payment                                                          0.00
                                                                             -------------

      (22) Class B2 Principal Balance                                        14,260,174.00
                                                                             -------------

      (22a) Class B2 Pool Factor                                                1.00000000
                                                                             -------------

Class B-3I Certificates
--------------------------------------

      (23) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
           Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
           Amount, Class M-1 Distribution Amount,
           Class B-1 Distribution Amount and Class B-2  Distribution
           Amount, if the Company or Green Tree Financial Servicing Corp.
           is the Servicer)                                                     146,341.62
                                                                             -------------

      (24) Class B-3I Formula Distribution Amount (all Excess
           Interest plus Unpaid Class B-3I Shortfall)                           456,911.44
                                                                             -------------
      (25) Class B-31 Distribution Amount (remaining Amount Available                 0.00
                                                                             -------------

      (26) Class B-3I Shortfall (27-28)                                               0.00
                                                                             -------------

      (27) Unpaid Class B-3I Shortfall                                                0.00
                                                                             -------------

      (28) Class M-1 Interest Deficiency on such Remittance Date                      0.00
                                                                             -------------

      (29) Class B-1 Interest Deficiency on such Remittance Date                      0.00
                                                                             -------------
